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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

SUN NEW MEDIA INC.
(Exact name of Registrant as specified in charter)

MINNESOTA	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar		CA 91765
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		1-888-865-0901 ext. 322

SE GLOBAL EQUITIES CORP.
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Registrant's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 4.01 - CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

In connection with the share purchase agreement dated July 21, 2005, details of which were disclosed previously filed on Form 8-K on September 22, 2005, the Registrant has accepted the resignation dated September 29, 2005, of Dale Matheson Carr-Hilton LaBonte ("Dale Matheson") as the Registrant's independent registered public accounting firm and appointed Moores Rowland Mazars ("MRM") as its independent accountant. The acceptance of the resignation of Dale Matheson and the appointment of MRM were accepted by the audit committee of the Registrant and affirmed by its Board of Directors. MRM had been the independent accountant for Sun New Media Group Limited ("SNMG") prior to the acquisition of SNMG by the Registrant.

The audit reports of Dale Matheson on the financial statements of the Registrant for the 2004 and 2003 fiscal years (our last two fiscal years) did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles with the exception of a qualification with respect to uncertainty as to the registrant's ability to continue as a going concern..

In connection with the audits of the two fiscal years ended December 31, 2003 and December 31, 2004, and during the subsequent interim period from December 31, 2004 through the date of resignation , there were no disagreements between the Registrant and Dale Matheson on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreement (s) if not resolved to the satisfaction of Dale Matheson, would have caused Dale Matheson to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1) (iv) and (v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two fiscal years ended December 31, 2003 and December 31, 2004 respectively , or during the subsequent interim period from December 31, 2004 through the date of resignation of Dale Matheson .

During the two fiscal years ended December 31, 200 3 and from December 31, 2004 respectively through the engagement of MRM as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf has consulted MRM with respect to any accounting or auditing issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Dale Matheson on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Dale Matheson, would have caused Dale Matheson to make reference to the matter in its report or would be a "reportable event" as described in Item 304(a)(1) (iv) and (v) of the Regulation S-K promulgated by the SEC.

The Registrant provided Dale Matheson with a copy of the foregoing disclosures. A letter from Dale Matheson is attached hereto as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
  Financial Statements of Business Acquired. Not Applicable.
  Proforma Financial Information. Not Applicable.
  Shell company transactions. Not Applicable.
  Exhibits.

As described in Item 2.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Dale Matheson Carr-Hilton LaBonte

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Clarence Lo

_________________________________
Clarence Lo, Chief Financial Officer

Dated: December 23 ,  2005